May 1, 2012

Summary

Prospectus

Western Asset

Inflation Indexed

Plus Bond

Fund

Class : Ticker Symbol

A	: WAFAX
C	: WAFCX
FI	: WATPX
R	: WAFRX
I	: WAIIX
IS: WAFSX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated May 1, 2012, as may be amended or supplemented, the fund’s statement of additional information, dated May 1, 2012, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Maximize total return, consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 29 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 70 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price) (%)	4.25	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time) (%)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.20	0.20	0.20	0.20	0.20	0.20
Distribution and service (12b-1) fees	0.25	1.00	0.25[2]	0.50	None	None
Other expenses	0.20[3]	0.20[3]	0.41	0.25[3]	0.13	0.07
Total annual fund operating expenses	0.65	1.40	0.86	0.95	0.33	0.27
Fees waived and/or expenses reimbursed[4]	—	—	(0.01)	—	N/A	N/A
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.65	1.40	0.85	0.95	0.33	0.27

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]

The 12b-1 fee shown in the table reflects the amount to which the Board of Directors (the “Board”) has currently limited payments under the fund’s Class FI Distribution Plan. Pursuant to the Class FI Distribution Plan, the Board may authorize payment of up to 0.40% of average net assets attributable to the fund’s Class FI shares without shareholder approval.

[3]	“Other expenses” for Class A, Class C and Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses), so that total annual operating expenses are not expected to exceed 0.90%, 1.65%, 0.85% and 1.15% for Class A, C, FI and R shares, respectively. These arrangements cannot be terminated prior to December 31, 2013 without the Board’s consent. The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the limit in effect at the time of the waiver or reimbursement and any limit in effect at the time recapture is sought.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	489	624	771	1,200
Class C (with redemption at end of period)	243	444	766	1,680
Class C (without redemption at end of period)	143	444	766	1,680
Class FI (with or without redemption at end of period)	87	273	475	1,059
Class R (with or without redemption at end of period)	97	303	526	1,167
Class I (with or without redemption at end of period)	34	106	186	418
Class IS (with or without redemption at end of period)	28	87	152	343

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities.

The subadvisers use fundamental investment techniques to select issues. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration, as estimated by the fund’s subadvisers, within 3 years of that of its benchmark, the Barclays Capital U.S. TIPS Index. Therefore, the range within which the dollar-weighted average effective duration of the fund is expected to fluctuate is 6-12 years, although this may vary. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).

The fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40% from time to time.

The fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

In addition, under normal market conditions, at the time of purchase:

•	no more than 20% of the fund’s net assets may be invested in non-U.S. dollar denominated inflation-indexed securities

•	no more than 10% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities

•	no more than 20% of the fund’s net assets may be invested in a combination of securities rated below investment grade, emerging market securities and loan participations and assignments

•	no more than 10% of the fund’s net assets may be invested in securities rated below investment grade

•	no more than 10% of the fund’s net assets may be invested in emerging market securities

•	no more than 10% of the fund’s net assets may be invested in loan participations and assignments

The fund considers a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or is unrated and of comparable quality as determined by the subadvisers. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

The fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. The value of your investment may also go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the fund.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Foreign securities and emerging market risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also create increased risk. Risks are greater for investments in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. Since changes in interest rates have a greater effect on the prices of longer-term securities, this extension in the securities’ effective maturity magnifies the price decline caused by the increase in interest rates.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Cash management and defensive investing risk. Money market instruments or short-term debt securities held by the fund for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. In that case the fund would not earn income on the cash and the fund’s yield would go down. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Special risks of mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. The rate of mortgage prepayments may lengthen the effective maturity of these securities at a time when their value has declined or shorten the effective maturity of these securities at a time their value has increased. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Investments in asset-backed securities are subject to similar risks.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

These and other risks are discussed in more detail in the fund’s Prospectus or in the Statement of Additional Information (“SAI”).

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. No performance information is presented for Class A, Class C or Class R shares because these share classes have not yet commenced operations as of the date of this Prospectus. The returns for Class A, Class C and Class R shares would differ from those of Class I shares to the extent Class A, Class C or Class R shares bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (before taxes) (%)

Best quarter (09/30/2002): 8.00 Worst quarter (09/30/2008): (5.36)

Average annual total returns (for periods ended December 31, 2011) (%)
	1 year	5 years	10 years	Since inception	Inception date
Class I
Return before taxes	12.81	7.30	7.32
Return after taxes on distributions	11.33	5.81	5.50
Return after taxes on distributions and sale of fund shares	8.27	5.38	5.25
Other Classes (Return before taxes only)
Class FI1	12.29	N/A	N/A	7.58	06/28/2007
Class IS2	12.76	N/A	N/A	9.92	12/18/2008
Barclays Capital U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	13.56	7.95	7.57

[1]	For the period June 28, 2007 (commencement of operations) to December 31, 2011, the average annual return for the Barclays Capital U.S. TIPS Index was 8.58%.
[2]	For the period December 18, 2008 (commencement of operations) to December 31, 2011, the average annual return for the Barclays Capital U.S. TIPS Index was 9.25%

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company, Western Asset Management Company Limited in London, Western Asset Management Company Pte. Ltd. in Singapore and Western Asset Management Company Ltd in Japan

Portfolio managers: Stephen A. Walsh, Peter H. Stutz and Paul E. Wynn. Messrs. Walsh and Stutz have been portfolio managers for the fund since its inception. Mr. Wynn has been a portfolio manager for the fund since 2009. These portfolio managers work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange (“NYSE”) is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial/subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	N/A
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except where your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

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LMFX012403SP 04/12